UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 10, 2024, Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), received notification from Yelar Partners, L.L.P., a member of Dorchester Minerals Management GP LLC, the general partner of the Partnership’s general partner (“DMMGP”), that it has appointed Ms. Lesley Carver, age 55, as its appointed manager of the board of managers of DMMGP (the “Board”), effective as of January 10, 2024. The Board consists of five managers appointed by members of DMMGP, in accordance with the Amended and Restated Limited Liability Company Agreement of DMMGP, and three independent managers. Ms. Carver has not been, and is not expected to be, named to any committee of the Board. In connection with Ms. Carver’s appointment to the Board, she has entered into the Partnership’s standard indemnity agreement, a form of which is incorporated by reference as Exhibit 99.2 hereto (the “Indemnity Agreement”). A description of the Indemnity Agreement is set forth in Item 5 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 4, 2004, and incorporated herein by reference.

Item 7.01          Regulation FD Disclosure

On January 12, 2024, the Partnership issued a press release announcing the appointment of Ms. Lesley Carver to the Board (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release dated January 12, 2024

99.2	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Date: January 12, 2024	By: /s/	Bradley J. Ehrman
Bradley J. Ehrman
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press release dated January 12, 2024
99.2	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)